SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    March 5, 1997


FLORIDA COAST PAPER COMPANY, L.L.C.
FLORIDA COAST PAPER FINANCE CORP.
(Exact names of registrants as specified in their charters)


Delaware			333-8023     	59-3379704
Delaware			33-8023-1	59-3379707
(State or other		(Commission File No)	(I.R.S. employer
jurisdiction of 				identification no)
incorporation or
organization)

600 U.S. Highway 98, Port St. Joe, FL		32456
(Address of principal executive offices)	(Zip code)


Registrant's telephone number,including area code:  (904) 227-1171

                                   n/a
(Former name or former address, if changed since last report.)























Item 5.    Other Events

On March 5, 1997, Florida Coast Paper Company, L.L.C. issued a press release, which is attached as Exhibit 20 hereto and is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits

(c)   Exhibits

The exhibits accompanying this report are listed in the accompanying Exhibit Index.










































Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				FLORIDA COAST PAPER COMPANY, L.L.C.

				BY:  /s/  Leslie T. Lederer
					Leslie T. Lederer
					Vice President

				FLORIDA COAST FINANCE CORP.
					BY:  /s/ Leslie T. Lederer
					Leslie T. Lederer
					Vice President

Date: March 7, 1997




































EXHIBIT INDEX

The following exhibit is filed herewith as noted below.

Exhibit No.				Exhibit
     20		Press release issued by Florida Coast Paper
		Company, L.L.C.	dated March 5, 1997